Note 14 - Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
NOTE 10 - COMMITMENTS AND CONTINGENCIES

Commitments
The following table summarizes our contractual obligations as of June 30, 2016 that require us to make future cash payments:

	Payment due by period
	Total	< 1 year	1 - 3 years
Contractual Obligations:
Rent obligations	$78,783	$78,783	$	- 0 -
Total	$78,783	$78,783	$	- 0 -

Contingencies
In accordance with ASC Topic 450, when applicable, we record accruals for contingencies when it is probable that a liability will be incurred and the amount of loss can be reasonably estimated. We may become involved in or subject to, routine litigation, claims, disputes, proceedings and investigations in the ordinary course of business, which could have a material adverse effect on our financial condition, cash flows or results of operations.

NOTE
14
–
COMMITMENTS
AND
CONTINGENCIES

Contingencies
The Company was named as the defendant in a lawsuit filed on April 18, 2014 in state district court in Salt Lake City, Utah. The plaintiff is Tekko Enterprises, Inc., which was hired in 2012 as project manager for the construction of a processing plant at the Company’s Dragon Mine property and terminated in 2013 before the completion of the plant. The complaint seeks damages of $346,000, unpaid amounts that the plaintiff claims it is entitled to under the project management agreement and two purchase orders. The Company intends to vigorously defend against the claims and to counterclaim.

Office
Lease
The Company extended their lease agreement for office space through December 31, 2016 at a monthly rent of $13,131 for an aggregate commitment of approximately $157,575 at December 31, 2015, payable over the next year.